UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 15, 2020

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2020-3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-228364-11

Central Index Key Number of Issuing Entity: 0001821292

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-228364

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

85-6415303

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Auto Loan Asset Backed Notes (the “Class A-1 Notes”), Class A-2 Auto Loan Asset Backed Notes (the “Class A-2 Notes”), Class A-3 Auto Loan Asset Backed Notes (the “Class A-3 Notes” and, together with the Class A-1 Notes and the Class A-2 Notes, the “Class A Notes”), Class B Auto Loan Asset Backed Notes (the “Class B Notes”), Class C Auto Loan Asset Backed Notes (the “Class C Notes”) and Class D Auto Loan Asset Backed Notes (the “Class D Notes” and, together with the Class A Notes, Class B Notes and Class C Notes, the “Publicly Registered Notes”) and Class E Auto Loan Asset Backed Notes by Santander Drive Auto Receivables Trust 2020-3 described in the Prospectus dated September 15, 2020.

This Current Report on Form 8-K is being filed in connection with the issuance of the Publicly Registered Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Publicly Registered Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2020	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Corey Henry
	Name:	Corey Henry
	Title:	President